UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Senior Notes Offering

On June 16, 2020, Dana Incorporated (“Dana”) announced the commencement of a registered public offering of $400 million in aggregate principal amount of senior unsecured notes due 2028. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Disclosure of Revision

On June 16, 2020, Dana included a disclosure in its prospectus supplement, filed in connection with its registered public offering of $400 million in aggregate principal amount of senior unsecured notes due 2028, announcing that during the second quarter of 2020, Dana identified an error in the loss attributable to redeemable noncontrolling interest due to incorrectly excluding the share of the goodwill impairment charge related to the redeemable noncontrolling interest. Of the $48 million impairment charge recorded for the Commercial Vehicle reporting unit during the three months ended March 31, 2020, $20 million should have been attributable to the redeemable noncontrolling interests. Dana concluded that the error was not material to the financial statements for the quarter ended March 31, 2020 and therefore, amendment of the previously filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 is not required. In accordance with ASC Topic 250, “Accounting Changes and Error Corrections,” Dana will correct the error by revising the year-to-date consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

The information in this item (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated News Release dated June 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: June 16, 2020	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary